Exhibit 10.3



THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                                    XA, INC.

                               WARRANT TO PURCHASE
                                  15,000 SHARES
                                 OF COMMON STOCK
                             (SUBJECT TO ADJUSTMENT)
                         (Void after September 26, 2011)

Bridge  Warrant  No:  ____                                     October 26, 2006

     This certifies that for value, G. Chris Andersen, or registered assigns (the "HOLDER"), is entitled, subject to the terms set forth below, at any time
       ------
from and after September 26, 2006 (the "ORIGINAL ISSUANCE DATE") and before 5:00
                                        ----------------------
p.m.,  Eastern  Time, on September 26, 2011 (the "EXPIRATION DATE"), to purchase
                                                  ---------------
from  XA,  INC., a Nevada corporation (the "COMPANY"), fifteen thousand (15,000)
                                            -------
shares (subject to adjustment as described herein), of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK"), upon surrender hereof, at
                                       ------------
the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as EXHIBIT A and simultaneous
                                                      ---------
payment therefor in lawful, immediately available money of the United States or otherwise as hereinafter provided, at an initial exercise price per share of $1.10 (the "PURCHASE PRICE"). The Purchase Price is subject to further
              ---------------
adjustment  as  provided  in  SECTION  4  below.  The  term "COMMON STOCK" shall
                              ----------                     ------------
include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "WARRANT," as used herein, shall mean this Warrant and any other Warrants
 -------
delivered  in  substitution  or  exchange  therefor  as  provided  herein.

     This warrant replaces and supersedes a prior Warrant entered into between the parties dated as of September 26, 2006.

     This Warrant is being issued by the Company together with an 11% Senior Secured Convertible Promissory Note (the "NOTE") pursuant to the terms and
                                               ----
conditions set forth in the Securities Purchase Agreement dated the date hereof by and between the Holder, each other Warrantholder and the Company (the "SPA"), in connection with the sale by the Company of $1,500,000 aggregate principal amount of Notes (the "BRIDGE FINANCING").
                          -----------------

     1. Exercise. This Warrant may be exercised at any time or from time to time
        --------
from and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on September 26, 2011, unless such Warrant is terminated pursuant to Section 6, below, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, at 875 North Michigan Avenue, Suite 2626, Chicago, IL 60611, with the subscription form duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant, multiplied (b) by the Purchase Price. Payment of the Purchase Price may be made at Holder's choosing either: (1) by payment in immediately available funds; or (2) in lieu of any cash payment, if this Warrant is exercised on a date when a Registration Statement (as defined in the Registration Rights Agreement), covering the resale of the shares of Common Stock issuable upon exercise of this Warrant has not been declared effective by the Securities and Exchange Commission (the "COMMISSION"), or is no longer in effect, in exchange for the number of shares
 ----------
of Common Stock equal to the product of (x) the number of shares to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Purchase Price and the denominator of which is the Fair Market Value (as defined below). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within two (2) business days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

     "FAIR MARKET VALUE" shall mean, as of any date: (i) if shares of the Common
      -----------------
Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the NASDAQ National Market ("NNM"), the
                                                                     ------
average  of  the  closing  prices  as  reported  on  the NNM during the ten (10)
consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NNM; or if applicable, the Nasdaq Capital Market ("NCM"), (iii)
                                                                   -----
if not then included for quotation on the NNM or the NCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board of the National Quotation Bureau, as the case may be; or (iv) if the shares of the Common Stock are not then publicly traded, the fair market price of the Common Stock as determined in good faith by the independent members of the Board of Directors of the Company and the Holders of all Warrants.

     2.  Shares  Fully Paid; Payment of Taxes. All shares of Common Stock issued
         ------------------------------------
upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

     3.  Transfer and Exchange. (a) Neither this Warrant nor the Common Stock to
         ---------------------
be issued upon exercise hereof (the "WARRANT SHARES") have been registered under
                                     --------------
the  Act  or  any state securities laws ("BLUE SKY LAWS"). This Warrant has been
                                          -------------
acquired for investment purposes and not with a view to distribution or resale and may not be sold or otherwise transferred without: (i) an effective registration statement for such Warrant under the Act and such applicable Blue Sky Laws; or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or under any applicable Blue Sky Laws.

          (b) Upon compliance with applicable federal and state securities laws as set forth in SECTION 3(A), above, this Warrant and all rights hereunder
                      -----------
     are transferable, in whole or in part, on the books of the Company maintained for such purpose at its Principal Office by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached hereto as EXHIBIT B, and payment of any necessary transfer tax or other
         ----------
     governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the assignee a new Warrant with respect to the shares of Common Stock for which it is exercisable that have been transferred, and will deliver to the Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. A Warrant may be transferred only by the procedure set forth herein. No transfer shall be effective until such transfer is recorded on the books of the Company, provided that such transfer is recorded promptly by the Company, and until such transfer on such books, the Company shall treat the registered Holder hereof as the owner of the Warrant for all purposes.

          (c) This Warrant is exchangeable at the Principal Office for two or more new Warrants, each in the form of this Warrant, to purchase the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange, but which shall not exceed the total number of shares for which this Warrant may be from time to time exercisable.

          (d) Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant, and the certificates representing such Warrant Shares shall bear substantially the following legend, until such Warrant Shares have been registered under the Act or may be removed as otherwise permitted under the Act:

          "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE

          TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

          (e) The Holder and the Company agree to execute such other documents and instruments as counsel to the Company deems necessary to effect the compliance of the issuance of this Warrant and any Warrant Shares issued upon exercise hereof with applicable federal and state securities laws, including compliance with applicable exemptions from the registration requirements of such laws.

     4.  Anti-Dilution  Provisions. The Purchase Price in effect at any time and
         -------------------------
the number and kind of securities issuable upon conversion of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          A. Adjustment for Stock Splits and Combinations. If the Company at any
             --------------------------------------------
     time or from time to time on or after the date of Warrant issuance (the "ORIGINAL ISSUANCE DATE") effects a subdivision of the outstanding Common
      ------------------------
     Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this
     SECTION  4(A)  shall  become effective at the close of business on the date
     ------------
     the  subdivision  or  combination  becomes  effective.

          B.  Adjustment for Certain Dividends and Distributions. If the Company
              --------------------------------------------------
     at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common
     Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction
     (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such
                                                 --------  -------
     record  date  is  fixed  and  such  dividend  is  not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this SECTION 4(B) as of the time of actual payment of such dividends or
           ------------
     distributions.

          C. Adjustments for Other Dividends and Distributions. In the event the
             -------------------------------------------------
     Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holders of Warrants shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Warrants been exercised into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this SECTION 4 with respect to the rights of the Holders of the
                  ----------
     Warrants.

          D.  Adjustment for Reclassification, Exchange and Substitution. In the
              -----------------------------------------------------------
     event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the exercise of the Warrants is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this SECTION 4), then and in any such event each
                                     ---------
     Holder of Warrants shall have the right thereafter to exercise such Warrant to receive the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock for which such Warrants could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

          E. Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

               (i) In case the Company after the Original Issuance Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or
                                          ----------------
          merge with or into any other individual or entity ("Person")and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, any common or preferred stock ("Capital Stock") of the Company shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Exercise Price and the number of shares of Warrant

          Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Exercise Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4, and the Exercise Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Exercise Price divided by (ii) the per share Fair Market Value of the Common Stock as of the date immediately preceding the Original Issuance Date; provided, however, the Holder at its option may elect to receive an amount in cash equal to the lesser of
          (a) the value of this Warrant calculated in accordance with the Black-Scholes formula; and (b) $1.00 (subject to adjustment in the event the Company affects a stock split) per Warrant Share. Immediately upon the occurrence of a Triggering Event, the Company shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Warrant Shares issuable upon exercise of the new warrant and the adjusted Exercise Price. Upon the Holder's request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Shares and the adjusted Exercise Price pursuant to the terms and provisions of this
          Section  4(a)(i).  Notwithstanding the foregoing to the contrary, this
          Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Company pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

               (ii) In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event and has also elected not to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula pursuant to the provisions of Section 4(a)(i) above (and subject to the limit described in Section 4(a)(i), above), so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Company) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Company, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          F.  Sale  of  Shares  Below  Purchase  Price:
              ----------------------------------------

          (1) If at any time or from time to time following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this SECTION 4(F) to have issued or sold, Additional Shares
                          -----------
     of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in
     SECTION  4(A)  above,  for an Effective Price (as hereinafter defined) less
     ------------
     than the then existing Purchase Price, then and in each such case the then existing Purchase Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price for such Additional Shares of Common Stock.

          (2)  For  the  purpose of making any adjustment required under SECTION
                                                                         -------
     4(F),  the  consideration  received by the Company for any issue or sale of
     ----
     securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the board of directors of the Company (the "BOARD"), (III) if Additional Shares of Common Stock, Convertible
      -----
     Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

          (3)  For the purpose of the adjustment required under SECTION 4(F), if
                                                                -----------
     the Company issues or sells any rights, warrants or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "CONVERTIBLE
                                                                   -----------
     SECURITIES") and if the Effective Price of such Additional Shares of Common
     ----------
     Stock is less than the Purchase Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants, options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants, options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Purchase Price adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights, warrants, or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants, or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

          (4)  For the purpose of the adjustment required under SECTION 4(F), if
                                                                -----------
     the Company issues or sells, or is deemed by the express provisions of this
     SECTION 4 to have issued or sold, any rights or options for the purchase of
     ---------
     Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Purchase Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (3) above for the readjustment of the Purchase Price upon the expiration of rights, warrants or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, warrants options and Convertible Securities referred to in this paragraph (4).

          (5)  "ADDITIONAL  SHARES  OF  COMMON  STOCK"  shall mean all shares of
                -------------------------------------
     Common Stock (or any debt or equity securities convertible or exercisable into Common Stock) issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (I) the Warrant Shares, (II) the shares of Common Stock issuable upon conversion of the Note, (III) shares of Common Stock issuable upon exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise price), (IV) shares of Common Stock issued pursuant to any event for which adjustment is made to the Purchase Price under SECTION 4 hereof or to the exercise price under the anti-dilution provisions of any securities outstanding as of the Original Issuance Date (including the Notes), (V) up to 250,000 shares issued for professional services, provided that such issuance is approved by the Board, or (VI) up to 25,000 shares issued to Chris Spencer as per the terms of his consulting agreement. The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this SECTION 4F, into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this SECTION 4F, for such Additional Shares of Common Stock.

          (6) Other than a reduction pursuant to its applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the current Purchase Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of SECTIONS 4(F)(3), (4)
                                                           ----------------  ---
     and  (5)  shall  apply  thereto  mutatis  mutandis.
                                      -------  --------

          (7)  Any  time an adjustment is made to the Purchase Price pursuant to
     SECTION  4(F),  a  corresponding  proportionate change shall be made to the
     ------------
     number  of shares of Common Stock issuable upon conversion of this Warrant.

          G.  No  Adjustments  in  Certain  Circumstances.  No adjustment in the
              -------------------------------------------
     Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; provided,
                                                                       --------
     however,  that any adjustments which by reason of this SECTION 4(G) are not
     --------                                               ------------
     required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this SECTION 4(G) shall be made to the nearest cent or to the nearest
           ------------
     one-hundredth  of  a  share,  as  the  case  may  be.

     5.  Notices  of  Record  Date.  In  case:
         -------------------------

          A. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          B. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the

     Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

          C. of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least ten (10) days prior to the date therein specified.

     6.  Expiration  of the Warrant. This Warrant and all rights hereunder shall
         --------------------------
expire automatically if the Holder (as defined in the Note) fails to exercise its Optional Conversion Right within thirty (30) days of the later of (a) date a registration statement registering the Underlying Shares (as defined in the Note) is declared effective with the Securities and Exchange Commission; and (b) the date the Company has consummated a Qualified Private Offering (as defined in the Note).

     7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory
        ------------------
to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     8.  Reservation of Common Stock. The Company shall at all times reserve and
         ---------------------------
keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Commons Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Purchase Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature, with respect to the issuance thereof.

     9. Registration Rights Agreement. The Holder of this Warrant is entitled to
        -----------------------------
have the Warrant Shares registered for resale under the Act, pursuant to and in accordance with the Registration Rights Agreement dated as of the date hereof by and between the Holder, the Warrant holders and the Company.

     10.  No  Rights as Stockholder Conferred by Warrants. The Warrant shall not
          -----------------------------------------------
entitle the Holder hereof to any of the rights, either at law or in equity, of a stockholder of the Company. The Holder shall, upon the exercise thereof, not be entitled to any dividend that may have accrued or which may previously have been paid with respect to shares of stock issuable upon the exercise of the Warrant, except as may otherwise be provided in SECTION 4 hereof.
                                              -----------

     11.  Notices.  All notices and other communications from the Company to the
          -------
Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, and/or a nationally recognized overnight courier service to the address furnished to the Company in writing by the Holder.

     12. Change; Modifications; Waiver. No terms of this Warrant may be amended,
         -----------------------------
waived or modified except by the express written consent of the Company and the holders of not less than 50.1% of the shares of Common Stock then issuable under outstanding Warrants issued in connection with the Financing; provided, however,
                                                              --------  -------
that no such amendment or waiver shall reduce the Warrant Share Number, increase the Purchase Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 12 without the consent of the Holder of this Warrant. Notwithstanding the foregoing sentence, the Purchase Price will be subject to adjustment in the event of a forward or reverse stock split. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

     13.  Endorsement of Warrants. The Warrant when presented or surrendered for
          -----------------------
exchange, transfer or registration shall be accompanied (if so required by the Company) by an assignment in the form attached hereto as EXHIBIT B or such other
                                                         ---------
written instrument of transfer, in form satisfactory to the Company, duly executed by the registered Holder or by his duly authorized attorney.

     14.  Agreement  of  Warrant  Holders.  The  Holder,  and to the extent that
          -------------------------------
portions of this Warrant are assigned and there is more than one Holder of warrants exercisable for the Warrant Shares, every holder of a Warrant, by accepting the same, consents and agrees with the Company and with all other Warrant holders that: (a) the Warrants are transferable only as permitted by
SECTION 3 above; (b) the Warrants are transferable only on the registry books of
---------
the Company as herein provided; and (c) the Company may deem and treat the person in whose name the Warrant certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary,

     15.  Payment  of  Taxes. The Company will pay all stamp, transfer and other
          ------------------
similar taxes payable in connection with the original issuance of this Warrant and the shares of Common Stock issuable upon exercise thereof, provided, however, that the Company shall not be required to (i) pay any such tax which may be payable in respect of any transfer involving the transfer and delivery of this Warrant or the issuance or delivery of certificates for shares of Common Stock issuable upon exercise thereof in a name other than that of the registered Holder of this Warrant or (ii) issue or deliver any certificate for shares of Common Stock upon the exercise of this Warrant until any such tax required to be paid under clause (i) shall have been paid, all such tax being payable by the holder of this Warrant at the time of surrender.

     16. Ownership Cap and Exercise Restriction. Notwithstanding anything to the
         --------------------------------------
contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of

Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Company with
--------  -------
sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice")
                                                                 -------------
that  such  Holder  would like to waive this Section 7 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be
                                 --------  -------
of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     17.  Fractional  Interest.  The  Company  shall  not  be  required to issue
          --------------------
fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this SECTION 17, be issuable
                                                         ----------
on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the Purchase Price per share multiplied by such fraction computed to the nearest whole cent. The Holder by his acceptance of this Warrant expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

     18.  Entire  Agreement.  This  Warrant  constitutes  the  full  and  entire
          -----------------
understanding and agreement among the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein.

     19. Successors and Assigns. All covenants and provisions of this Warrant by
         ----------------------
or for the benefit of the Company or the Holder of this Warrant shall bind and inure to the benefit of their respective successors, permitted assigns, heirs and personal representatives.

     20.  Termination.  This Warrant shall terminate at 5:00 p.m., Eastern Time,
          -----------
on the Expiration Date or upon such earlier date on which all of this Warrant has been exercised (the "TERMINATION DATE").
                             -----------------

     21.  Headings. The headings in this Warrant are for purposes of convenience
          --------
in  reference  only,  and  shall  not  be  deemed  to  constitute a part hereof.

     22.  Governing  Law, Etc. This Agreement shall be governed by and construed
          -------------------
exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with
                                                   -- --------
respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable legal fees and expenses.

                   Remainder of Page Intentionally Left Blank

                             WARRANT SIGNATURE PAGE
                             ----------------------




Dated:  October 26,  2006


                                        XA,  INC.


                                   By: /s/ Joesph Wagner
                                      --------------------------------
                                        Name:  Joseph  Wagner
                                        Title:  President  &  CEO


















15,000  Shares

                                    EXHIBIT A

                                SUBSCRIPTION FORM
                                -----------------

                 (To be executed only upon exercise of Warrant)



     The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ shares of the Common Stock of XA, Inc., purchasable with this Warrant, and herewith makes payment therefor (either in cash or pursuant to the cashless exercise provisions set forth in SECTION 1 of the Warrant), all at the price and on the terms and conditions specified in this Warrant.

Dated:
       -----------------


                               ------------------------------------------
                               (Signature  of  Registered  Owner


                               ------------------------------------------
                               (Street  Address)


                               ------------------------------------------
                               (City  /  State  /  Zip  Code)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT
                               ------------------


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name  of  Assignee               Address               Number  of  Shares
------------------              ---------              ------------------


and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of XA, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
        ---------------


                                       --------------------------
                                      (Signature)


                                       --------------------------
                                      (Witness)


     The undersigned Assignee of the Warrant hereby makes to XA, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant and the XA, Inc. Registration Rights Agreement, dated as of ______ __, 2006, by and between XA, Inc. and the Holder.


Dated:
      -----------------


                                           ------------------------
                                           (Signature)